UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 11, 2005
                                                          -------------


                         THE BEAR STEARNS COMPANIES INC.
                         -------------------------------
             (Exact Name of Registrant as Specified in its Charter)

       DELAWARE                    File No. 1-8989           13-3286161
       --------                    ---------------           ----------
       (State or Other            (Commission File           (IRS Employer
       Jurisdiction of             Number)                    Identification
       Incorporation)                                         Number)

              383 Madison Avenue, New York, New York              10179
              ---------------------------------------------------------
              (Address of Principal Executive Offices)        (Zip Code)

       Registrant's telephone number, including area code: (212) 272-2000
                                                           ---------------


                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.
            ----------------------------------------------

As previously disclosed on June 22, 2005, Bear, Stearns & Co. Inc. ("Bear Stearns") and Bear, Stearns Securities Corp. ("BSSC"), subsidiaries of The Bear Stearns Companies Inc. (the "Company"), have been advised by the Staff of the Securities and Exchange Commission (the "Commission") that the Commission has authorized the Staff of the Commission to bring an enforcement action against Bear Stearns and BSSC with respect to mutual fund trading. Such an action could result in, among other things, disgorgement, civil monetary penalties and/or other remedial sanctions. While the Company and its subsidiaries believe that they have substantial defenses to the potential claims, the Company has had recent discussions with the Staff regarding possible resolution of this matter. In connection therewith and related mutual fund trading matters, the Company has increased its legal reserves by $100 million. This increase will impact the Company's previously announced preliminary results for the second quarter of 2005 as follows: net income will be reduced to $298.1 million from $365.1 million; earnings per share on a basic and diluted basis will be reduced by $.52 to $2.32 (basic) and $.47 to $2.09 (diluted), respectively; return on average common equity for the quarter (annualized) will be reduced to 13.5% from 16.5%; the company's pre-tax profit margin will be reduced to 24.7% from 29.8%.

The Company intends to file its Quarterly Report on Form 10-Q for the quarterly period ended May 31, 2005, which will contain full financial results for the three and six months ended May 31, 2005, with the Securities and Exchange Commission on July 11, 2005.

                                    Signature



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        THE BEAR STEARNS COMPANIES INC.



                                        By: /s/ Jeffrey M. Farber
                                            ------------------------------
                                            Jeffrey M. Farber
                                            Controller
                                            (Principal Accounting Officer)

Dated:   July 11, 2005